CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in each Prospectus of State Street Aggregate Bond Index Fund, State Street Aggregate Bond Index Portfolio, State Street Clarion Global Real Estate Income Fund, State Street Equity 500 Index Fund, State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Fund, State Street Global ex-U.S. Index Portfolio, State Street Institutional Liquid Reserves Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Target Retirement Fund, State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund and State Street Target Retirement 2060 Fund, and “Counsel and Independent Registered Public Accounting Firm” in each Statement of Additional Information in Post-Effective Amendment No. 103 to the Registration Statement (Form N-1A, No. 333-30810) of State Street Institutional Investment Trust and to the incorporation by reference of our reports dated February 27, 2015, with respect to the financial statements of State Street Equity 500 Index Portfolio, State Street Institutional Liquid Reserves Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio and our reports dated March 2, 2015, with respect to the financial statements of State Street Aggregate Bond Index Fund, State Street Aggregate Bond Index Portfolio, State Street Clarion Global Real Estate Income Fund, State Street Equity 500 Index Fund, State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Fund, State Street Global Equity ex-U.S. Index Portfolio, State Street Target Retirement Fund, State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund and State Street Target Retirement 2060 Fund, included in the respective Annual Reports for the year or periods ended December 31, 2014.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 30, 2015